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                                                                EXHIBIT 23(a)


                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Fleet Financial Group, Inc.:

We consent to the use of our report incorporated by reference in the Fleet Financial Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1993 which is incorporated by reference herein and to the reference to our Firm under the heading "Experts" in the prospectus.

                                            /s/ KPMG Peat Marwick LLP


Providence, Rhode Island
April 12, 1995